Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies
Basis of Presentation

(a)   Basis of Presentation

The consolidated financial statements of the Group as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017 and 2016, are presented in accordance with International Financial Reporting Standards (“IFRS Standards”) as issued by the International Accounting Standards Board (“IASB”). IFRS Standards comprise: (i) IFRS Standards; (ii) International Accounting Standards (“IAS Standards”); (iii) IFRS Interpretations Committee (“IFRIC”) Interpretations; and (iv) Standing Interpretations Committee (“SIC”) Interpretations.

The consolidated financial statements have been prepared on a historical cost basis, except for the measurement at fair value of temporary investments, derivative financial instruments, financial assets, equity financial instruments, plan assets of post-employment benefits and share-based payments, as described below.

The preparation of consolidated financial statements in conformity with IFRS Standards requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. Changes in assumptions may have a significant impact on the consolidated financial statements in the period the assumptions changed. Management believes that the underlying assumptions are appropriate. The areas involving a higher degree of judgment or complexity, or areas where estimates and assumptions are significant to the Group’s financial statements are disclosed in Note 5 to these consolidated financial statements.

These consolidated financial statements were authorized for issuance on April 4, 2019, and for the matters discussed in Note 28, on April 29, 2019, by the Group’s Principal Financial Officer.

Consolidation

(b)   Consolidation

The financial statements of the Group are prepared on a consolidated basis and include the assets, liabilities and results of operations of all companies in which the Company has a controlling interest (subsidiaries). All intercompany balances and transactions have been eliminated from the consolidated financial statements.

Subsidiaries

Subsidiaries are all entities over which the Company has control. The Company controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The existence and effects of potential voting rights that are currently exercisable or convertible are considered when assessing whether or not the Company controls another entity. The subsidiaries are consolidated from the date on which control is obtained by the Company and cease to consolidate from the date on which said control is lost.

The Group applies the acquisition method to account for business combinations. The consideration transferred for the acquisition of a subsidiary is the fair values of the assets transferred, the liabilities incurred to the former owners of the acquiree and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis at the non-controlling interest’s proportionate share of the recognized amounts of acquiree’s identifiable net assets.

Acquisition-related costs are expensed as incurred.

Goodwill is initially measured as the excess of the aggregate of the consideration transferred and the fair value of non-controlling interest over the net identifiable assets acquired and liabilities assumed. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in income or loss.

Changes in Ownership Interests in Subsidiaries without Change of Control

Transactions with non-controlling interests that do not result in loss of control are accounted for as equity transactions that is, as transactions with the owners in their capacity as owners. The difference between fair value of any consideration paid and the interest acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals of non-controlling interests are also recorded in equity.

Loss of Control of a Subsidiary

When the Company ceases to have control of a subsidiary, any retained interest in the entity is remeasured to its fair value at the date when control is lost, with the change in carrying amount recognized in income or loss. The fair value is the initial carrying amount for the purposes of subsequently accounting for the retained interest as an associate, joint venture or financial asset. In addition, any amounts previously recognized in other comprehensive income in respect of that entity are accounted for as if the Group had directly disposed of the related assets or liabilities. This means that amounts previously recognized in other comprehensive income are reclassified to income or loss except for certain equity financial instruments designated irrevocably with chages in other comprehesive income or loss.

At December 31, 2018, 2017 and 2016, the main direct and indirect subsidiaries of the Company were as follows:

	Company’s
	Ownership	Business
Entity	Interest (1)	Segment (2)

Grupo Telesistema, S.A. de C.V. and subsidiaries	100%	Content and Other Businesses
Televisa, S.A. de C.V. (“Televisa”) (3)	100%	Content
G.Televisa-D, S.A. de C.V. (3)	100%	Content
Multimedia Telecom, S.A. de C.V. (“Multimedia Telecom”) and subsidiary (4)	100%	Content
Innova, S. de R.L. de C.V. (“Innova”) and subsidiaries (collectively, “Sky”) (5)	58.7%	Sky
Corporativo Vasco de Quiroga, S.A. de C.V. (“CVQ”) and subsidiaries (6)	100%	Cable and Sky
Empresas Cablevisión, S.A.B. de C.V. and subsidiaries (collectively, “Empresas Cablevisión”) (7)	51%	Cable
Subsidiaries engaged in the Cablemás business (collectively, “Cablemás”) (8)	100%	Cable
Televisión Internacional, S.A. de C.V. and subsidiaries (collectively, “TVI”) (9)	100%	Cable
Cablestar, S.A. de C.V. and subsidiaries (collectively, “Bestel”) (10)	66.1%	Cable
Arretis, S.A.P.I. de C.V. and subsidiaries (collectively, “Cablecom”) (11)	100%	Cable
Subsidiaries engaged in the Telecable business (collectively, “Telecable”) (12)	100%	Cable
Editorial Televisa, S.A. de C.V. and subsidiaries	100%	Other Businesses
Grupo Distribuidoras Intermex, S.A. de C.V. and subsidiaries	100%	Other Businesses
Sistema Radiópolis, S.A. de C.V. (“Radiópolis”) and subsidiaries (13)	50%	Other Businesses
Controladora de Juegos y Sorteos de México, S.A. de C.V. and subsidiaries	100%	Other Businesses
Villacezán, S.A. de C.V. (“Villacezán”) and subsidiaries (14)	100%	Other Businesses
(1)	Percentage of equity interest directly or indirectly held by the Company.
(2)	See Note 25 for a description of each of the Group’s business segments.
(3)	Televisa and G.Televisa-D, S.A. de C.V., are direct subsidiaries of Grupo Telesistema, S.A. de C.V.
(4)

Multimedia Telecom and its direct subsidiary, Comunicaciones Tieren, S.A. de C.V. (“Tieren”), are wholly-owned subsidiaries of the Company through which it owns shares of the capital stock of UHI and maintains an investment in warrants that are exercisable for shares of common stock of UHI. As of December 31, 2018 and 2017, Multimedia Telecom and Tieren have investments representing 95.3% and 4.7%, respectively, of the Group’s aggregate investment in shares of common stock and share warrants issued by UHI (see Notes 9, 10 and 19).

(5)

Innova is an indirect majority-owned subsidiary of the Company and Sky DTH, S.A. de C.V. (“Sky DTH”), and a direct majority-owned subsidiary of Innova Holdings, S. de R.L. de C.V. (“Innova Holdings”). Sky is a satellite television provider in Mexico, Central America and the Dominican Republic. Although the Company holds a majority of Innova’s equity and designates a majority of the members of Innova’s Board of Directors, the non-controlling interest has certain governance and veto rights in Innova, including the right to block certain transactions between the companies in the Group and Sky. These veto rights are protective in nature and do not affect decisions about relevant business activities of Innova.

(6)

CVQ is a direct subsidiary of the Company and the parent company of Empresas Cablevisión, Cablemás, TVI, Bestel, Cablecom, Telecable and Innova. In September 2016, Factum Más Telecom, S.A. de C.V., a former direct subsidiary of the Company and the former parent company of Sky DTH, Innova Holdings and Innova, was merged into CVQ. At the consolidated level, this merger had no effect (see Note 3).

(7)	Empresas Cablevisión, S.A.B. de C.V., is a direct majority-owned subsidiary of CVQ.
(8)

Some Cablemás subsidiaries are directly owned by CVQ and some other Cablemás subsidiaries are indirectly owned by CVQ. In June 2016, three former Cablecom subsidiaries were merged into a Cablemás subsidiary. At the consolidated level, the mergers had no effect.

(9)

Televisión Internacional, S.A. de C.V., is a direct subsidiary of CVQ. Through February 2016, the Company had a 50% ownership interest in TVI, and consolidated this subsidiary because it appointed the majority of the members of the Board of Directors of TVI. In March 2016, the Company acquired the remaining 50% non-controlling interest in TVI (see Note 3).

(10)	Cablestar, S.A. de C.V., is an indirect majority-owned subsidiary of CVQ and Empresas Cablevisión, S.A.B. de C.V.
(11)

Through the third quarter of 2016, Grupo Cable TV, S.A. de C.V. (“Grupo Cable TV”), was an indirect subsidiary of CVQ. In June 2016, three former subsidiaries of Grupo Cable TV were merged into a Cablemás subsidiary. In the fourth quarter of 2016, Grupo Cable TV merged into Arretis, S.A.P.I. de C.V., a direct subsidiary of CVQ. At the consolidated level, the mergers had no effect.

(12)	The Telecable subsidiaries are directly owned by CVQ.
(13)	Radiópolis is a direct subsidiary of the Company. The Company controls Radiópolis as it has the right to appoint the majority of the members of the Board of Directors of Radiópolis.
(14)	Villacezán is an indirect subsidiary of Grupo Telesistema, S.A. de C.V.

The Group’s Content, Sky and Cable segments, as well as the Group’s Radio business, which is reported in the Other Businesses segment, require governmental concessions and special authorizations for the provision of broadcasting and telecommunications services in Mexico. Such concessions are granted by the Mexican Institute of Telecommunications (“Instituto Federal de Telecomunicaciones” or “IFT”) for a fixed term, subject to renewal in accordance with the Mexican Telecommunications and Broadcasting Law (“Ley Federal de Telecomunicaciones y Radiodifusión” or “LFTR”).

Renewal of concessions for the Content segment (Broadcasting) and the Radio business require, among others: (i) to request such renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; (iii) a declaration by IFT that there is no public interest in recovering the spectrum granted under the related concession; and (iv) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT, including the payment of a related fee. IFT shall resolve within the year following the presentation of the request, if there is public interest in recovering the spectrum granted under the related concession, in which case it will notify its determination and proceed with the termination of the concession at the end of its fixed term. If IFT determines that there is no public interest in recovering the spectrum, it will grant the requested extension within 180 business days, provided that the concessionaire accepts, in advance, the new conditions set by IFT, which will include the payment of the fee referred to above. Such fee will be determined by IFT for the relevant concessions, considering the following elements: (i) the frequency band; (ii) the amount of spectrum; (iii) coverage of the frequency band; (iv) domestic and international benchmark regarding the market value of frequency bands; and (v) upon request of IFT, an opinion issued by the Ministry of Finance and Public Credit of IFT´s proposal for calculation of the fee.

Renewal of concessions for the Sky and Cable segments require, among others: (i) to request its renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; and (iii) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT. IFT shall resolve any request for renewal of the telecommunications concessions within 180 business days of its request. Failure to respond within such period of time shall be interpreted as if the request for renewal has been granted.

The regulations of the broadcasting and the telecommunications concessions (including satellite pay TV) establish that at the end of the concession, the frequency bands or spectrum attached to the services provided in the concessions shall return to the Mexican government. In addition, at the end of the concession, the Mexican government will have the preferential right to acquire infrastructure, equipment and other goods directly used in the provision of the concession. If the Mexican government were to exercise its right to acquire infrastructure, equipment and other goods, it would be required to pay a price that is equivalent to a formula that is similar to fair value. To the knowledge of the Company’s management, no spectrum granted for broadcasting services in Mexico has been recovered by the Mexican government in at least the past three decades for public interest reasons. However, the Company’s management is unable to predict the outcome of any action by IFT in this regard. In addition, these assets, by themselves, would not be enough to immediately begin broadcasting or offering satellite pay TV services or telecommunications services, as no content producing assets or other equipment necessary to operate the business would be included.

Also, the Group’s Gaming business, which is reported in the Other Businesses segment, requires a permit granted by the Mexican Federal Government for a fixed term, subject to renewal in accordance with Mexican law. Additionally, the Group’s Sky businesses in Central America and the Dominican Republic require concessions or permits granted by local regulatory authorities for a fixed term, subject to renewal in accordance with local laws.

The accounting guidelines provided by IFRIC 12 Service Concession Arrangements, are not applicable to the Group due primarily to the following factors: (i) the Mexican government does not substantially control the Group’s infrastructure, what services are provided with the infrastructure and the price at which such services are offered; (ii) the Group’s  broadcasting service does not constitute a public service as per the definition in IFRIC 12; and (iii) the Group is unable to divide its infrastructure among the public (telephony and possibly Internet services) and non-public (pay TV) service components.

At December 31, 2018, the expiration dates of the Group’s concessions and permits were as follows:

Segments	Expiration Dates
Content (broadcasting concessions) (1)	In 2021 and the relevant renewals start in 2022 ending in 2042
Sky (2)	Various from 2020 to 2027
Cable	Various from 2020 to 2046
Other Businesses:
Radio (3)	Various from 2019 to 2039
Gaming	In 2030
(1)

In November 2018, the IFT approved the renewal of the Group’s broadcasting concessions for all of its   television stations in Mexico, for a term of 20 years after the existing expiration date in 2021. In November 2018, the Group paid in cash for such renewal an aggregate amount of Ps.5,754,543, which includes a payment of Ps.1,194 for administrative expenses and recognized this cost as an intangible asset in its consolidated statement of financial position. This amount will be amortized in a period of 20 years beginning on January 1, 2022, by using the straight-line method (see Note 12).

(2)	Sky made timely requests to renew its concessions in Panama and Honduras during 2018.
(3)

The costs paid by the Group for renewal of certain Radio concessions in 2017 and 2016 amounted to an aggregate of Ps.37,848 and Ps.111,636, respectively. In addition, IFT granted in 2017 two new concessions to the Group in Ensenada and Puerto Vallarta. The cost paid by the Group for obtaining these concessions amounted to an aggregate of Ps.85,486. The Group recognized the amounts for renewal and obtaining these concessions as intangible assets in its consolidated statement of financial position, and are amortized in a period of 20 years by using the straight-line method (see Note 12).

The concessions or permits held by the Group are not subject to any significant pricing regulations in the ordinary course of business.

Investments in Associates and Joint Ventures

(c)   Investments in Associates and Joint Ventures

Associates are those entities over which the Group has significant influence but not control, generally those entities with a shareholding of between 20% and 50% of the voting rights. Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations of each investor. Joint ventures are those joint arrangements where the Group exercises joint control with other stockholder or more stockholders without exercising control individually, and have rights to the net assets of the joint arrangements. Investments in associates and joint ventures are accounted for using the equity method of accounting. Under the equity method, the investment is initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor’s share of the net assets of the investee after the date of acquisition.

The Group’s investments in associates include an equity interest in UHI represented by approximately 10% of the outstanding total shares of UHI as of December 31, 2018 and 2017 (see Notes 3, 9 and 10).

The Group recognizes its share of losses of an associate or a joint venture up to the amount of its initial investment, subsequent capital contributions and long-term loans, or beyond that when guaranteed commitments have been made by the Group in respect of obligations incurred by investees, but not in excess of such guarantees. If an associate or a joint venture for which the Group had recognized a share of losses up to the amount of its guarantees generates net income in the future, the Group would not recognize its share of this net income until the Group first recognizes its share of previously unrecognized losses.

If the Group’s share of losses of an associate or a joint venture equals or exceeds its interest in the investee, the Group discontinues recognizing its share of further losses. The interest in an associate or a joint venture is the carrying amount of the investment in the investee under the equity method together with any other long-term investment that, in substance, form part of the Group’s net investment in the investee. After the Group’s interest is reduced to zero, additional losses are provided for, and a liability is recognized, only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Segment Reporting

(d)   Segment Reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Group’s chief executive officers (“chief operating decision makers”) who are responsible for allocating resources and assessing performance for each of the Group’s operating segments.

Foreign Currency Translation

(e)   Foreign Currency Translation

Functional and Presentation Currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The presentation and reporting currency of the Group’s consolidated financial statements is the Mexican peso, which is used for compliance with its legal and tax obligations.

Transactions and Balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or measurement where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of income as part of finance income or expense, except when deferred in other comprehensive income as qualifying cash flow hedges and qualifying net investment hedges.

Changes in the fair value of monetary securities denominated in foreign currency classified as investments in financial instruments are analyzed between exchange differences resulting from changes in the amortized cost of the security and other changes in the carrying amount of the security. Translation differences related to changes in amortized cost are recognized in income or loss, and other changes in carrying amount are recognized in other comprehensive income or loss.

Translation of Foreign Operations

The financial statements of the Group’s foreign entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows: (a) assets and liabilities are translated at the closing rate at the date of the statement of financial position; (b) income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions); and (c) all resulting translation differences are recognized in other comprehensive income or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate. Translation differences arising are recognized in other comprehensive income or loss.

Assets and liabilities of non-Mexican subsidiaries that use the Mexican Peso as a functional currency are translated into Mexican Pesos by utilizing the exchange rate of the statement of financial position date for monetary assets and liabilities, and historical exchange rates for non-monetary items, with the related adjustment included in the consolidated statement of income as finance income or expense.

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a hedge of a net investment in a foreign operation in connection with the Group’s investment in shares of common stock of UHI (hedged item), which amounted to U.S.$421.2 million (Ps.8,285,286) and U.S.$413.3 million (Ps.8,144,843) as of December 31, 2018 and 2017, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss as a cumulative result from foreign currency translation (see Note 10).

A portion of the Group’s outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line “Long-term debt, net of current portion” of the consolidated statement of financial position) has been designated as a fair value hedge of foreign exchange exposure related to: (i) its investment in warrants exercisable for common stock of UHI and (ii) its initial investment in Open Ended Fund until March 31, 2018, and its entire investment in Open Ended Fund beginning in the second quarter of 2018 (hedged items), which amounted to Ps. 34,921,530 (U.S.$1,775.1 million) and Ps. 7,662,726 (U.S.$389.5 million), respectively, as of December 31, 2018, and Ps.36,395,183 (U.S.$1,847.0 million) and Ps.3,546,918 (U.S.$180.0 million), respectively, as of December 31, 2017. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss, along with the recognition in the same line item of any foreign currency gain or loss of these investments in warrants and Open Ended Fund designated as hedged items (see Notes 9, 13 and 17).

Beginning on January 1, 2018, the Group adopted the hedge accounting requirements of IFRS 9 Financial Instruments, (“IFRS 9”) for all of its hedging relationships. This IFRS Standard became effective on that date.

Cash and Cash Equivalents and Temporary Investments

(f)   Cash and Cash Equivalents and Temporary Investments

Cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of three months or less at the date of acquisition. Cash is stated at nominal value and cash equivalents are measured at fair value, and the changes in the fair value are recognized in the statement of income.

Temporary investments consist of short-term investments in securities, including without limitation debt with a maturity of over three months and up to one year at the date of acquisition, stock and other financial instruments, or a combination thereof, as well as current maturities of non-current investments in financial instruments. Temporary investments are measured at fair value with changes in fair value recognized in finance income in the consolidated statement of income, except securities which are measured at amortized cost.

As of December 31, 2018 and 2017, cash equivalents and temporary investments primarily consisted of fixed short-term deposits and corporate fixed income securities denominated in U.S. dollars and Mexican pesos, with an average yield of approximately 1.77% for U.S. dollar deposits and 7.69% for Mexican peso deposits in 2018, and approximately 0.87% for U.S. dollar deposits and 6.72% for Mexican peso deposits in 2017.

Transmission Rights and Programming

(g)   Transmission Rights and Programming

Programming is comprised of programs, literary works, production talent advances and films.

Transmission rights and literary works are valued at the lesser of acquisition cost and net realizable value. Programs and films are valued at the lesser of production cost, which consists of direct production costs and production overhead, and net realizable value. Payments for production talent advances are initially capitalized and subsequently included as direct or indirect costs of program production. Transmission rights are recognized from the point of which the legally enforceable license period begins. Until the license term commences and the programming rights are available, payments made are recognized as prepayments.

The Group’s policy is to capitalize the production costs of programs which benefit more than one annual period and amortize them over the expected period of future program revenues based on the Company’s historical revenue patterns and usage for similar productions.

Transmission rights, programs, literary works, production talent advances and films are recorded at acquisition or production cost. Cost of sales is calculated and recorded for the month in which such transmission rights, programs, literary works, production talent advances and films are matched with related revenues.

Transmission rights are amortized over the lives of the contracts. Transmission rights in perpetuity are amortized on a straight-line basis over the period of the expected benefit as determined by past experience, but not exceeding 25 years.

Inventories

(h)   Inventories

Inventories of paper, magazines, materials and supplies for maintenance of technical equipment are recorded at the lower of cost or its net realization value. The net realization value is the estimated selling price in the normal course of business, less estimated costs to conduct the sale. Cost is determined using the average cost method.

Financial Assets

(i)   Financial Assets

Through December 31, 2017, the Group classified its financial assets in the following categories: loans and receivables, held-to-maturity investments, financial assets at fair value through income or loss (“FVIL”) and available-for-sale financial assets. The classification depended on the purpose for which the financial assets were acquired. Management determined the classification of its financial assets at initial recognition.

Beginning on January 1, 2018, the Group classifies its financial assets in accordance with IFRS 9 which became effective on that date. Under the guidelines of IFRS 9, the Group classifies financial assets as subsequently measured at amortized cost, fair value through other comprehensive income or loss (“FVOCIL”), or FVIL, based on the Company’s business model for managing the financial assets and the contractual cash flows characteristics of the financial asset.

Financial Assets Measured at Amortized Cost

Financial assets are measured at amortized cost when the objective of holding such financial assets is to collect contractual cash flows, and the contractual terms of the financial asset give rise on specified dates to cash flows that are only payments of principal and interest on the principal amount outstanding. These financial assets are initially recognized at fair value plus transaction costs and subsequently carried at amortized cost using the effective interest rate method, with changes in carrying value recognized in the consolidated statement of income in the line which most appropriately reflects the nature of the item or transaction. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period that are included in non-current assets. The Group’s financial assets measured at amortized costs are primarily presented as “trade notes and accounts receivable”, “other accounts and notes receivable”, and “due from related parties” in the consolidated statement of financial position (see Note 7).

Financial Assets Measured at FVOCIL

Financial assets are measured at FVOCIL when the objective of holding such financial assets is both collecting contractual cash flows and selling financial assets, and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

The Group’s investments in certain equity instruments have been designated to be measured at FVOCIL, as permitted by IFRS 9 (see Note 27). In connection with this designation, any amounts presented in consolidated other comprehensive income are not subsequently transferred to consolidated income. Dividends from these equity instruments are recognized in consolidated income when the right to receive payment of the dividend is established, and such dividend is probable to be paid to the Group.

Financial Assets at FVIL

Financial assets at FVIL are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term. Derivatives are also categorized as held for trading unless they are designated as hedges. Assets in this category are classified as current assets if expected to be settled within 12 months, otherwise they are classified as non-current.

Impairment of Financial Assets

From January 1, 2018, the Group assesses on a forward looking basis the expected credit losses associated with its financial assets carried at fair value through other comprehensive income or loss. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see Note 7 for further details.

Offsetting of Financial Instruments

Financial assets are offset against financial liabilities and the net amount reported in the consolidated statement of financial position if, and only when the Group: (i) currently has a legally enforceable right to set off the recognized amounts; and (ii) intends either to settle on a net basis, or to realize the assets and settle the liability simultaneously.

Property, Plant and Equipment

(j)   Property, Plant and Equipment

Property, plant and equipment are recorded at acquisition cost.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to income or loss during the financial period in which they are incurred.

Land is not depreciated. Depreciation of property, plant and equipment is based upon the carrying value of the assets in use and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated
Useful Lives
Buildings	20 - 65 years
Building improvements	5 - 20 years
Technical equipment	3 - 30 years
Satellite transponders	15 years
Furniture and fixtures	3 - 10 years
Transportation equipment	4 - 8 years
Computer equipment	3 - 6 years
Leasehold improvements	5 - 30 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized within other income or expense in the consolidated statement of income.

Intangible Assets and Goodwill

(k)   Intangible Assets and Goodwill

Intangible assets and goodwill are recognized at acquisition cost. Intangible assets and goodwill acquired through business combinations are recorded at fair value at the date of acquisition. Intangible assets with indefinite useful lives, which include, trademarks, concessions, and goodwill, are not amortized, and subsequently recognized at cost less accumulated impairment losses. Intangible assets with finite useful lives are amortized on a straight-line basis over their estimated useful lives, as follows:

Estimated
Useful Lives
Trademarks	4 years
Licenses	3 - 14 years
Subscriber lists	4 - 10 years
Payments for renewal of concessions	20 years
Other intangible assets	3 - 20 years

Trademarks

The Group determines its trademarks to have an indefinite life when they are expected to generate net cash inflows for the Group indefinitely. Additionally, the Group considers that there are no legal, regulatory or contractual provisions that limit the useful lives of trademarks.

In the third quarter of 2015, the Company’s management evaluated trademarks in its Cable segment to determine whether events and circumstances continue to support an indefinite useful life for these intangible assets. As a result of such evaluation, the Company identified certain businesses and locations that began migrating from a current trademark to an internally developed trademark between 2015 and 2016, in connection with enhanced service packages offered to current and new subscribers, and estimated that this migration process will take approximately four years. Accordingly, beginning in the third quarter of 2015, the Group changed the useful life assessment from indefinite to finite for acquired trademarks in certain businesses and locations in its Cable segment, and began to amortize on a straight line basis the related carrying value of these trademarks when the migration to the new trademark started using an estimated useful life of four years. The Group has not capitalized any amounts associated with internally developed trademarks.

Concessions

The Group defined concessions to have an indefinite life due to the fact that the Group has a history of renewing its concessions upon expiration, has maintained the concessions granted by the Mexican government, and has no foreseeable limit to the period over which the assets are expected to generate net cash inflows. In addition, the Group is committed to continue to invest for the long term to extend the period over which the broadcasting and telecommunications concessions are expected to continue to provide economic benefits.

Any fees paid by the Group to regulatory authorities for concessions renewed are determined to have finite useful lives and are amortized on a straight-live basis over the fixed term of the related concession.

Goodwill

Goodwill arises on the acquisition of subsidiaries and represents the excess of the consideration transferred over the Group’s interest in net fair value of the identifiable assets, liabilities and contingent liabilities of the acquiree and the fair value of the non-controlling interest in the acquiree.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the cash generating units (“CGUs”), or groups of CGUs, that are expected to benefit from the synergies of the combination. Each unit or group of units to which the goodwill is allocated represents the lowest level within the entity at which the goodwill is monitored for internal management purposes.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate a potential impairment. The carrying value of goodwill is compared to the recoverable amount, which is the higher between the value in use and the fair value less costs to sell. Any impairment of goodwill is recognized as an expense in the consolidated statement of income and is not subject to be reversed in subsequent periods.

Impairment of Long-lived Assets

(l)   Impairment of Long-lived Assets

The Group reviews for impairment the carrying amounts of its long-lived assets, tangible and intangible, including goodwill (see Note 12), at least once a year, or whenever events or changes in business circumstances indicate that these carrying amounts may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. To determine whether an impairment exists, the carrying value of the reporting unit is compared with its recoverable amount. Fair value estimates are based on quoted market values in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including discounted value of estimated future cash flows, market multiples or third-party appraisal valuations. Any impairment of long-lived assets other than goodwill may be subsequently reversed under certain circumstances.

Trade Accounts Payable and Accrued Expenses

(m)   Trade Accounts Payable and Accrued Expenses

Trade accounts payable and accrued expenses are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Trade accounts payable and accrued expenses are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Trade accounts payable and accrued expenses are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Trade accounts payable and accrued expenses are presented as a single item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2018 and 2017.

Debt

(n)   Debt

Debt is recognized initially at fair value, net of transaction costs incurred. Debt is subsequently carried at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the consolidated statement of income over the period on which the debt is outstanding using the effective interest method.

Fees paid on the establishment of debt facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a pre-payment for liquidity services and amortized over the period of the facility to which it relates.

Current portion of long-term debt and interest payable are presented as a single line item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2018 and 2017.

Debt early redemption costs are recognized as finance expense in the consolidated statement of income.

Customer Deposits and Advances

(o)   Customer Deposits and Advances

Customer deposits and advance agreements for advertising services provide that customers receive prices that are fixed for the contract period for advertising time in the Group’s platforms based on rates established by the Group. Such rates vary depending on when the advertisement is made, including the season, hour, day and type of programming.

The Group recognizes customer deposits and advance agreements for advertising services in the consolidated statement of financial position when these agreements are executed either with a consideration in cash paid by customers or with short-term non-interest bearing notes received from customers in connection with annual (“upfront basis”) and from time to time (“scatter basis”) prepayments (see Note 7). In connection with the initial adoption of IFRS 15 Revenues from Contracts with Customers (“IFRS 15”) in the first quarter of 2018 (see Note 2 (r)), customer deposits and advances agreements are presented by the Group as a contract liability in the consolidated statement of financial position when a customer pays consideration, or the Group has a right to an amount of consideration that is unconditional, before the Group transfers services to the customer. Under the guidelines of this standard, a contract liability is a Group’s obligation to transfer services or goods to a customer for which the Group has received consideration, or an amount of consideration is due, from the customer. In addition, the Group recognizes contract asset upon the approval of non-cancellable contracts that generate an unconditional right to receive cash consideration prior to services being rendered. The Company’s management has consistently recognized that an amount of consideration is due, for legal, finance and accounting purposes, when a short-term non-interest bearing note is received from a customer in connection with a deposit or advance agreement entered into with the customer for advertising services to be rendered by the Group in the short term.

Provisions

(p)   Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Provisions are not recognized for future operating losses.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provisions due to passage of time is recognized as interest expense.

Equity

(q)   Equity

The capital stock and other equity accounts include the effect of restatement through December 31, 1997, determined by applying the change in the Mexican National Consumer Price Index between the dates capital was contributed or net results were generated and December 31, 1997, the date through which the Mexican economy was considered hyperinflationary under the guidelines of IFRS Standards. The restatement represented the amount required to maintain the contributions and accumulated results in Mexican Pesos in purchasing power as of December 31, 1997.

Where any company in the Group purchases shares of the Company’s capital stock (shares repurchased), the consideration paid, including any directly attributable incremental costs is deducted from equity attributable to stockholders of the Company until the shares are cancelled, reissued, or sold. Where such shares repurchased are subsequently reissued or sold, any consideration received, net of any directly attributable incremental transaction costs, is included in equity attributable to stockholders of the Company.

Revenue Recognition

(r)   Revenue Recognition

In connection with the initial adoption of IFRS 15, in the first quarter of 2018, the Company’s management: (i) reviewed significant revenue streams and identified certain effects on revenue recognition in the Group’s Sky and Cable segments, as discussed below; (ii) used the retrospective cumulative effect, which consists in recognizing any cumulative adjustment resulting from the new standard at the date of initial adoption in consolidated equity; and (iii) did not restate the comparative information for the years ended December 31, 2017 and 2016, and will continue to report this information under the revenue recognition IFRS Standard in effect in those periods (see Note 27).

Revenue is measured at the fair value of the consideration received or receivable, and represents amounts receivable for services provided. The Group recognizes revenue when the amount of revenue can be reliably measured; when it is probable that future economic benefits will flow to the entity; and when specific criteria have been met for each of the Group’s activities, as described below. The Group bases its estimate of return on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.

The Group derives the majority of its revenues from media and entertainment-related business activities both in Mexico and internationally. Revenues are recognized when the service is provided and collection is probable. A summary of revenue recognition policies by significant activity is as follows:

•	Advertising revenues, including deposits and advances from customers for future advertising, are recognized at the time the advertising services are rendered.
•	Revenues from program services for network subscription and licensed and syndicated television programs are recognized when the programs are sold and become available for broadcast.
•

Sky program service revenues, including advances from customers for future direct-to-home (“DTH”) program services, are recognized at the time the service is provided. Through December 31, 2017, commissions for obtaining contracts with customers in the Group’s Sky segment were accounted for as they were incurred. Beginning on January 1, 2018, in accordance with IFRS 15, certain incremental costs for obtaining contracts with customers, primarily commissions, are recognized as assets in the Group’s consolidated statement of financial position and amortized in the expected life of contracts with customers.

•

Cable television, internet and telephone subscription, and pay-per-view and installation fees are recognized in the period in which the services are rendered. Through December 31, 2017, commissions for obtaining contracts with customers in the Group’s Cable segment were accounted for as they were incurred. Beginning on January 1, 2018, in accordance with IFRS 15, incremental costs for obtaining contracts with customers, primarily commissions, are recognized as assets in the Group’s consolidated statement of financial position and amortized in the expected life of contracts with customers.

•

Revenues from other telecommunications and data services are recognized in the period in which these services are provided. Other telecommunications services include long distance and local telephony, as well as leasing and maintenance of telecommunications facilities.

•

Revenues from magazine subscriptions are initially deferred and recognized proportionately as products are delivered to subscribers. Revenues from the sales of magazines are recognized on the date of circulation of delivered merchandise, net of a provision for estimated returns.

•	Revenues from publishing distribution are recognized upon distribution of the products.
•	Revenues from attendance to soccer games, including revenues from advance ticket sales for soccer games and other promotional events, are recognized on the date of the relevant event.
•	Motion picture production and distribution revenues are recognized as the films are exhibited.
•	Gaming revenues consist of the net win from gaming activities, which is the difference between amounts wagered and amounts paid to winning patrons and are recognized at the time of such net win.

In respect to sales of multiple products or services, the Group evaluates whether it has fair value evidence for each deliverable in the transaction. For example, the Group sells cable television, internet and telephone subscription to subscribers in a bundled package at a rate lower than if the subscriber purchases each product on an individual basis. Subscription revenues received from such subscribers are allocated to each product in a pro-rata manner based on the fair value of each of the respective services.

Interest Income

(s)   Interest Income

Interest income is recognized using the effective interest method. When a loan and receivable is impaired, the Group reduces the carrying amount to its recoverable amount, being the estimated future cash flow discounted at the original effective interest rate of the instrument, and continues unwinding the discount as interest income. Interest income on impaired loan and receivables is recognized using the original effective interest rate.

Employee Benefits

(t)   Employee Benefits

Pension and Seniority Premium Obligations

Plans exist for pensions and seniority premiums (post-employment benefits), for most of the Group’s employees funded through irrevocable trusts. Increases or decreases in the consolidated liability or asset for post-employment benefits are based upon actuarial calculations. Contributions to the trusts are determined in accordance with actuarial estimates of funding requirements. Payments of post-employment benefits are made by the trust administrators. The defined benefit obligation is calculated annually using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension obligation.

Remeasurement of post-employment benefit obligations related to experience adjustments and changes in actuarial assumptions of post-employment benefits are recognized in the period in which they are incurred as part of other comprehensive income or loss in consolidated equity.

Profit Sharing

The employees’ profit sharing required to be paid under certain circumstances in Mexico, is recognized as a direct benefit to employees in the consolidated statements of income in the period in which it is incurred.

Termination Benefits

Termination benefits, which mainly represent severance payments by law, are recorded in the consolidated statement of income. The Group recognizes termination benefits at the earlier of the following dates: (a) when the Group can no longer withdraw the offer of those benefits; and (b) when the entity recognizes costs for a restructuring that involves the payment of termination benefits.

Income Taxes

(u)   Income Taxes

The income tax expense for the period comprises current and deferred income tax. Income tax is recognized in the consolidated statement of income, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the income tax is recognized in other comprehensive income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the statement of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is recognized, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction (other than in a business combination) that at the time of the transaction affects neither accounting nor taxable income or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the statement of financial position date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available positive and negative evidence, including factors such as market conditions, industry analysis, projected taxable income, carryforward periods, current tax structure, potential changes or adjustments in tax structure, and future reversals of existing temporary differences.

Deferred income tax liabilities are provided on taxable temporary differences associated with investments in subsidiaries, joint ventures and associates, except for deferred income tax liabilities where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred income tax assets are provided on deductible temporary differences associated with investments in subsidiaries, joint ventures and associates, to the extent that it is probable that there will be sufficient taxable income against which to utilize the benefit of the temporary difference and it is expected to reverse in the foreseeable future.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Derivative Financial Instruments

(v)   Derivative Financial Instruments

The Group recognizes derivative financial instruments as either assets or liabilities in the consolidated statements of financial position and measures such instruments at fair value. The accounting for changes in the fair value of a derivative financial instrument depends on the intended use of the derivative financial instrument and the resulting designation. For a derivative financial instrument designated as a cash flow hedge, the effective portion of such derivative’s gain or loss is initially reported as a component of  other comprehensive income or loss and subsequently reclassified into income when the hedged exposure affects income. The ineffective portion of the gain or loss is reported in income immediately. For a derivative financial instrument designated as a fair value hedge, the gain or loss is recognized in income in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. When a hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument that has been recognized in other comprehensive income remains in equity until the forecast transaction occurs. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to income or loss. For derivative financial instruments that are not designated as accounting hedges, changes in fair value are recognized in income in the period of change. During the years ended December 31, 2018, 2017 and 2016, certain derivative financial instruments qualified for hedge accounting (see Note 14).

Comprehensive Income

(w)   Comprehensive Income

Comprehensive income for the period includes the net income for the period presented in the consolidated statement of income plus other comprehensive income for the period reflected in the consolidated statement of comprehensive income.

Share-based Payment Agreements

(x)   Share-based Payment Agreements

Key officers and employees of certain subsidiaries of the Company have entered into agreements for the conditional sale of Company’s shares under the Company’s Long-Term Retention Plan. The share-based compensation expense is measured at fair value at the date the equity benefits are conditionally sold to these officers and employees, and is recognized as a charge to consolidated income (administrative expense) over the vesting period (see Note 16). The Group recognized a share-based compensation expense of Ps.1,327,549, Ps.1,489,884 and Ps.1,410,492 for the years ended December 31, 2018, 2017 and 2016, respectively, of which Ps.1,305,999, Ps.1,468,337 and Ps.1,392,534 was credited in consolidated stockholders’ equity for those years, respectively.

Leases

(y)   Leases

Through December 31, 2018:

•

The determination of whether an arrangement was, or contained, a lease was based on the substance of the arrangement and required an assessment of whether the fulfillment of the arrangement was dependent on the use of a specific asset or assets and whether the arrangement conveyed the right to use the asset.

•

Leases of property, plant and equipment and other assets where the Group held substantially all the risks and rewards of ownership were classified as finance leases. Finance lease assets were capitalized at the commencement of the lease term at the lower of the present value of the minimum lease payments or the fair value of the lease asset. The obligations relating to finance leases, net of finance charges in respect of future periods, were recognized as liabilities. The interest element of the finance cost was charged to the consolidated statement of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The property, plant and equipment acquired under finance leases was depreciated over the shorter of the useful life of the asset and the lease term.

•

Leases where a significant portion of the risks and rewards were held by the lessor were classified as operating leases. Rentals were charged to the consolidated statement of income on a straight line basis over the period of the lease.

•	Leasehold improvements were depreciated at the lesser of its useful life or contract term.

In the first quarter of 2019, the Group adopted IFRS 16 Leases (“IFRS 16”), which became effective for annual periods beginning on January 1, 2019 (see Note 2 (z)). The Group will not apply this new IFRS Standard to short-term leases and leases for which the underlying asset is of low value, as permitted by the guidelines of IFRS 16.

New and Amended IFRS Standards

(z)   New and Amended IFRS Standards

The Group adopted IFRS 15 and IFRS 9 which became effective on January 1, 2018 (see Notes 2 (i), 2 (r) and 27). Some other amendments and improvements to certain IFRS Standards became effective on January 1, 2018, and they did not have any significant impact on the Group’s consolidated financial statements.

Below is a list of the new and amended IFRS Standards that have been issued by the IASB and are effective for annual periods starting on or after January 1, 2019.

New or Amended IFRS Standard	Title of the IFRS Standard	Effective for Annual Periods Beginning On or After
Amendments to IFRS 10 and IAS 28 (1)	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Postponed
IFRS 16	Leases	January 1, 2019
Amendments to IFRS 4 (2)	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts	No earlier than 2020
IFRS 17 (2)	Insurance Contracts	January 1, 2021
IFRIC 23 (1)	Uncertainty over Income Tax Treatments	January 1, 2019
Annual Improvements (1)	Annual Improvements to IFRS Standards 2015-2017 Cycle	January 1, 2019
Amendments to IAS 28 (1)	Long-term Interests in Associates and Joint Ventures	January 1, 2019
Amendments to IFRS 9 (1)	Prepayment Features with Negative Compensation	January 1, 2019
Amendments to IAS 19 (1)	Plan Amendment, Curtailment or Settlement	January 1, 2019
IFRS Conceptual Framework	Conceptual Framework for Financial Reporting	January 1, 2020
Amendments to IFRS 3 (1)	Definition of a Business	January 1, 2020
Amendments to IAS 1 and IAS 8 (1)	Definition of Material	January 1, 2020
(1)	This new or amended IFRS Standard is not expected to have a significant impact on the Group’s consolidated financial statements.
(2)	This new or amended IFRS Standard is not expected to be applicable to the Group’s consolidated financial statements.

Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture, were issued in September 2014 and address and acknowledge inconsistency between the requirements in IFRS 10 and those in IAS 28 (2011), in dealing with the sale or contribution of assets between an investor and its associate or joint venture. The main consequence of the amendments is that a full gain or loss is recognized when a transaction involved a business (whether it is housed in a subsidiary or not). A partial gain or loss is recognized when a transaction involved assets that do not constitute a business, even if these assets are housed in a subsidiary. In December 2015, the IASB postponed the effective date of these amendments indefinitely pending the outcome of its research project on the equity method of accounting.

IFRS 16 Leases was issued in January 2016, replaces IAS 17 Leases (“IAS 17”), and became effective on January 1, 2019. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases. IFRS 16 introduces a single, on-balance sheet lease accounting model for lessees. A lessee recognizes a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. There are recognition exemptions for short-term leases and leases of low-value items. Lessor accounting remains similar to the current standard: lessors continue to classify leases as finance or operating leases. The Company’s management expects that the initial impact of recording lease liabilities, and the corresponding right-of-use assets in accordance with the guidelines of IFRS 16, will increase the Group’s consolidated total assets and liabilities primarily in connection with lease commitments for the use of real estate property and satellite transponders as of December 31, 2018. IFRS 16 will also affect the presentation of certain line items of the Group’s consolidated statement of income for interim and annual periods beginning on January 1, 2019, as the Group shall recognize a depreciation of rights-of-use assets for long-term lease agreements, and a finance expense for interest from related non-current lease liabilities, instead of affecting consolidated operating costs and expenses for lease payments, as they were recognized through December 31, 2018, under the guidelines of the former IFRS Standard. Beginning in the first quarter of 2019, the Group adopted the guidelines of IFRS 16 by using the retrospective cumulative effect, which consists of recognizing any cumulative adjustment due to the new IFRS Standard at the date of initial adoption in consolidated assets and liabilities. Accordingly, as a lessee, the Group recognized lease liabilities as of January 1, 2019, for leases classified as operating leases through December 31, 2018, and measured these lease liabilities at the present value of the remaining lease payments, discounted using the incremental borrowing rate as of January 1, 2019. The carrying amounts of leases classified as a finance leases through December 31, 2018, became the initial carrying amounts of right-of-use assets and lease liabilities under the guidelines of IFRS 16 beginning on January 1, 2019. The Company’s management will conclude and report in April 2019, the determination of the initial impact IFRS 16 will have on the Group’s consolidated financial statements for the first quarter of 2019. While the Company’s management is not yet in a position to disclose the full impact of the application of this new IFRS Standard, the Group expects that the initial impact of recording the required lease liabilities and the corresponding right-to-use assets will increase the Group’s consolidated total assets and liabilities as of January1, 2019, in a range of 1.5% and 2.0%, and 2.5% and 3.0%, respectively, primarily in connection with its non-cancellable lease and payment commitments for the use of real estate property. The Company’s management is in the process of concluding with the analysis and assessment of any changes to be made in the Group’s accounting policies for long-term lease agreements as a lessee, including the implementation of effective controls over financial reporting in the different business segments of the Group, in connection with the measurement and disclosures required by IFRS 16. The new accounting policies and estimates are subject to change until management finalizes its analysis.

Amendments to IFRS 4 Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts were issued in September 2016 and address concerns arising from implementing the new financial instruments Standard, IFRS 9, before implementing the replacement Standard that the Board is developing for IFRS 4. These concerns include temporary volatility in reported results.

IFRS 17 Insurance Contracts (“IFRS 17”) was issued in May 2017 and supersedes IFRS 4 Insurance Contracts (“IFRS 4”), which has given companies dispensation to carry on accounting for insurance contracts using national accounting standards, resulting in a multitude of different approaches. IFRS 17 establishes principles for the recognition, measurement, presentation and disclosures of insurance contracts issued. It also requires similar principles to be applied to reinsurance contracts with discretionary participation features issued. IFRS 17 solves the comparison problems created by IFRS 4 by requiring all insurance contracts to be accounted for in a consistent manner. Under the provisions of IFRS 17, insurance obligations will be accounted for using current values instead of historical cost. IFRS 17 is effective on January 1, 2021, and earlier application is permitted.

IFRIC 23 Uncertainty over Income Tax Treatments (“IFRIC 23”) clarifies how to apply the recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatments. When there is uncertainty over income tax treatments, IFRIC 23 addresses: (a) whether an entity considers uncertain tax treatments separately; (b) the assumptions an entity makes about the examination of tax treatments; (c) how an entity determines taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates, including an entity’s consideration of whether it is probable that a taxation authority will accept an uncertain tax treatment; and (d) how an entity considers changes in facts and circumstances.

Amendments to IFRS 3 Definition of a Business was issued in October 2018. The amended definition emphasises that the output of a business is to provide goods and services to customers, whereas the previous definition focused on returns in the form of dividends, lower costs or other economic benefits to investors and others. Distinguishing between a business and a group of assets is important because an acquirer recognises goodwill only when acquiring a business. Amendments to IFRS 3 is effective on January 1, 2020, and earlier application is permitted.

Amendments to IAS 1 and IAS 8 Definition of Material. The definition of material helps a company determine whether information about an item, transaction or other event should be provided to users of financial statements. However, companies sometimes experienced difficulties using the previous definition of material when making materiality judgements in the preparation of financial statements. Consequently, the IASB issued Definition of Material (Amendments to IAS 1 and IAS 8) in October 2018. Amendments to IAS 1 and IAS 8 is effective on January 1, 2020, and earlier application is permitted.

Annual Improvements to IFRS Standards 2015-2017 Cycle were published in December 2017 and set out amendments to certain IFRS Standards. These amendments result from proposals made during the IASB’s Annual Improvements process, which provides a vehicle for making non-urgent but necessary amendments to IFRS Standards. The IFRS Standards amended and the topics addressed by these amendments are as follows:

Standard	Subject of Amendment
IFRS 3 Business Combinations	Previously held interest in a joint operation.
IFRS 11 Joint Arrangements	Previously held interest in a joint operation.
IAS 12 Income Taxes	Income tax consequences of payments on financial instruments classified as equity.
IAS 23 Borrowing Costs	Borrowing costs eligible for capitalization.

Amendments to IAS 28 Long-term Interests in Associates and Joint Ventures were issued in October 2017. The amendments clarify that a company applies IFRS 9 to long-term interests in an associate or joint venture that form part of the net investment in the associate or joint venture. An entity shall apply these amendments retrospectively for annual reporting periods beginning on or after January 1, 2019, with certain exceptions. Earlier application is permitted.

Amendments to IFRS 9 Prepayment Features with Negative Compensation were issued in October 2017. These amendments enable entities to measure at amortized cost some prepayable financial assets with so-called negative compensation. An entity shall apply these amendments retrospectively for annual reporting periods beginning on or after January 1, 2019, with certain exceptions. Earlier application is permitted.

Amendments to IAS 19 Employee Benefits (“IAS 19”) were issued in February 2018. When a change to a defined benefit plan (amendment, curtailment or settlement) takes place, IAS 19 requires a company to remeasure its net defined benefit liability or asset. These amendments require a company to use the updated assumptions from this remeasurement to determine current service cost and net interest for the remainder of the reporting period after the change to the plan. Until now, IAS 19 did not specify how to determine these expenses for the period after the change to the plan. By requiring the use of updated assumptions, the amendments are expected to provide useful information to users of financial statements. An entity shall apply these amendments to plan amendments, curtailments or settlements occurring on or after the beginning of the first annual reporting period that begins on or after January 1, 2019. Earlier application is permitted.

Conceptual Framework for Financial Reporting (“Conceptual Framework”) was issued in March 2018, replacing the previous version of the Conceptual Framework issued in 2010. The Conceptual Framework describes the objective of, and the concepts for, general purpose financial reporting. The purpose of the Conceptual Framework is to: (a) assist the IASB to develop IFRS Standards that are based on consistent concepts; (b) assist preparers to develop consistent accounting policies when no Standard applies to a particular transaction or other event, or when a Standard allows a choice of accounting policy; and (c) assist all parties to understand and interpret the IFRS Standards. The Conceptual Framework is not an IFRS Standard. Nothing in the Conceptual Framework overrides any IFRS Standard or any requirement in an IFRS Standard. The revised Conceptual Framework is effective immediately for the IASB and the IFRIC, and has an effective date of January 1, 2020, with earlier application permitted, for companies that use the Conceptual Framework to develop accounting policies when no IFRS Standard applies to a particular transaction.